UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 28, 2019

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway
San Rafael, California  94903
(Address of principal executive offices, including zip code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2019, Autodesk, Inc. (“Autodesk” or the “Company”) issued a press release and prepared remarks reporting financial results for the fourth quarter and fiscal year ended January 31, 2019.  The press release and prepared remarks are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

These exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

To supplement Autodesk’s consolidated financial statements presented on a GAAP basis, the press release and prepared remarks furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, provide investors with certain non-GAAP measures, including but not limited to historical non-GAAP net earnings and historical and future non-GAAP net earnings per diluted share. For Autodesk’s internal budgeting and resource allocation process and as a means to evaluate period-to-period comparisons, Autodesk uses non-GAAP measures to supplement its consolidated financial statements presented on a GAAP basis. These non-GAAP measures do not include certain items that may have a material impact upon Autodesk’s reported financial results. Autodesk uses non-GAAP measures in making operating decisions because Autodesk believes those measures provide meaningful supplemental information for management regarding the Company's earning potential and performance by excluding certain benefits, credits, expenses and charges that may not be indicative of the Company’s core business operating results. For the reasons set forth below, Autodesk believes that these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by Autodesk’s institutional investors and the analyst community to help them analyze the health of the Company's business. This allows investors and others to better understand and evaluate Autodesk’s operating results and future prospects in the same manner as management, compare financial results across accounting periods and to those of peer companies, and to better understand the long-term performance of its core business. Autodesk also uses some of these measures for purposes of determining company-wide incentive compensation.

As described above, Autodesk may exclude the following items from its non-GAAP measures:

A. Stock-based compensation expenses. Autodesk excludes stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses and management finds it useful to exclude certain non-cash charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods. Moreover, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Autodesk believes that excluding stock-based compensation expenses allows investors to make meaningful comparisons between its recurring core business operating results and those of other companies.

B. Amortization of developed technologies and purchased intangibles.  Autodesk incurs amortization of acquisition-related developed technology and purchased intangibles in connection with acquisitions of certain businesses and technologies. Amortization of developed technologies and purchased intangibles is inconsistent in amount and frequency and is significantly affected by the timing and size of Autodesk's acquisitions. Management finds it useful to exclude these variable charges from Autodesk's cost of revenues to assist in budgeting, planning and forecasting future periods. Investors should note that the use of intangible assets contributed to Autodesk's revenues earned during the periods presented and will contribute to its future period revenues as well. Amortization of developed technologies and purchased intangible assets will recur in future periods.

C. CEO transition costs. Autodesk excludes amounts paid to the Company's former CEOs, upon departure under the terms of their transition agreements, including severance payments, acceleration of restricted stock units and continued vesting of performance stock units, and legal fees incurred with the transition. Also excluded from Autodesk's non-GAAP measures are recruiting costs related to the search for a new CEO. These costs represent non-recurring expenses and are not indicative of Autodesk's ongoing operating expenses. Autodesk further believes that excluding the CEO transition costs from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

D. Goodwill impairment. This is a non-cash charge to write-down goodwill to fair value when there was an indication that the asset was impaired. As explained above, management finds it useful to exclude certain non-cash charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

E. Acquisition related costs. Autodesk excludes certain acquisition related costs, including due diligence costs, professional fees in connection with an acquisition, certain financing costs, and certain integration related expenses.  These expenses are unpredictable, and dependent on factors that may be outside of Autodesk's control and unrelated to the continuing operations of the acquired business, or Autodesk.  In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition related costs, may not be indicative of such future costs.  Autodesk believes excluding acquisition related costs facilitates the comparison of its financial results to the Autodesk's historical operating results and to other companies in its industry.

F. Restructuring and other exit costs, net. These expenses are associated with realigning Autodesk's business strategies based on current economic conditions. In connection with these restructuring actions or other exit actions, Autodesk recognizes costs related to termination benefits for former employees whose positions were eliminated, the closure of facilities and cancellation of certain contracts. Autodesk excludes these charges because these expenses are not reflective of ongoing business and operating results. Autodesk believes that it is useful for investors to understand the effects of these items on its total operating expenses.

G. Loss (gain) on strategic investments and dispositions. Autodesk excludes gains and losses related to its strategic investments and dispositions from its non-GAAP measures primarily because management finds it useful to exclude these variable gains and losses on these investments and dispositions in assessing Autodesk's financial results. Included in these amounts are non-cash unrealized gains and losses on the derivative components, dividends received, realized gains and losses on the sales or losses on the impairment of these investments and dispositions. Autodesk believes that excluding these items is useful to investors because these excluded items do not correlate to the underlying performance of its business and these losses or gains were incurred in connection with strategic investments and dispositions which do not occur regularly.

H. Establishment of a valuation allowance on certain net deferred tax assets.  This is a non-cash charge to record a valuation allowance on certain deferred tax assets. As explained above, management finds it useful to exclude certain non-cash charges to assess the appropriate level of various cash expenses to assist in budgeting, planning and forecasting future periods.

I. Discrete tax items. Autodesk excludes the GAAP tax provision, including discrete items, from the non-GAAP measure of net (loss) income, and includes a non-GAAP tax provision based upon the projected annual non-GAAP effective tax rate. Discrete tax items include income tax expenses or benefits that do not relate to ordinary income from continuing operations in the current fiscal year, unusual or infrequently occurring items, or the tax impact of certain stock-based compensation. Examples of discrete tax items include, but are not limited to, certain changes in judgment and changes in estimates of tax matters related to prior fiscal years, certain costs related to business combinations, certain changes in the realizability of deferred tax assets or changes in tax law. Management believes that this approach assists investors in understanding the tax provision and the effective tax rate related to ongoing operations. Autodesk believes the exclusion of these discrete tax items provides investors with useful supplemental information about the Company's operational performance.

J. Income tax effects on the difference between GAAP and non-GAAP costs and expenses. The income tax effects that are excluded from the non-GAAP measures relate to the tax impact on the difference between GAAP and non-GAAP expenses, primarily due to stock-based compensation, amortization of purchased intangibles and restructuring charges and other exit costs (benefits) for GAAP and non-GAAP measures.

There are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which charges are excluded from the non-GAAP financial measures. Autodesk compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our public disclosures. The presentation of non-GAAP financial information is meant to be considered in addition to, not as a substitute for or in isolation from, the directly comparable financial measures prepared in accordance with GAAP. Autodesk urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures included in Exhibit 99.1 and Exhibit 99.2, and not to rely on any single financial measure to evaluate its business.

Item 7.01. Regulation FD Disclosures

On February 28, 2019, Autodesk posted supplemental investor materials on its investors.autodesk.com website. Autodesk intends to use its investors.autodesk.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated as of February 28, 2019.
99.2	Prepared remarks dated as of February 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By: /s/ R. SCOTT HERREN
R. Scott Herren Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date:  February 28, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated as of February 28, 2019.
99.2	Prepared remarks dated as of February 28, 2019.